Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of September 29, 2021 by and among the persons namely in Exhibit A (“Purchasers”), and Peter Sohn (the “Seller”). The Purchasers and the Seller are sometimes collectively referred to herein as the “Parties” and individually referred to herein as a “Party.”

RECITALS

WHEREAS, the Seller is the owner of 286,720 shares of Common Stock, $0.001 par value per share (the “Common Stock” or the “Shares”) of Legacy Ventures International Inc., a Nevada corporation (the “Company”).

WHEREAS, pursuant to the terms and conditions of this Agreement, Seller desires to sell, and Purchasers desires to purchase, 286,720 shares of Common Stock for the Seller’s rights, title, and interest in and to the Shares as further described herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1. Agreement to Purchase and Sell. Subject to the terms and conditions of this Agreement, Seller shall sell, assign, transfer, convey, and deliver to Purchasers, and Purchasers shall accept and purchase, the Shares and any and all rights in the Shares to which Seller is entitled, and by doing so Seller shall be deemed to have assigned all of his rights, titles and interest in and to the Shares to Purchasers. Such sale of the Shares shall be evidenced by stock certificates, duly endorsed in blank or accompanied by stock powers duly executed in blank or other instruments of transfer in form and substance reasonably satisfactory to the transfer agent of the Company and Purchasers.

2. Consideration. In consideration for the sale of the Shares, Purchasers shall deliver to Seller (the “Purchase Price”) USD$480,000, to be disbursed as directed by the Seller, subject to Section 3(c) below.

3. Closing; Deliveries.

(a) The purchase and sale of the Shares shall be held on or before September 30, 2021, or on such other date as mutually agreed between the Parties, subject to the Form 10-K for the year ending June 30, 2021, being filed and the liabilities listed therein being part of the disbursement instructions, or being cancelled in writing by the applicable party. (the “Closing”).

(b) At the Closing, Seller shall deliver to Purchaser (i) a stock certificate evidencing the Shares, duly endorsed in blank or accompanied by medallion guaranteed stock powers duly executed in blank, or other instruments of transfer in form and substance reasonably satisfactory to Purchaser; (ii) this Agreement executed; (iii) Executive’s resignation as an officer and director and the appointment of Ying Feng Lai as the sole officer and director, in the form attached hereto as Exhibit B, which Company and Seller represent is in compliance with the Company’s Bylaws; and (iv) such other documents as may be required under applicable law or reasonably requested by Purchaser, including the Company’s EDGAR codes and corporate governance documents, which shall be produced to Purchaser during due diligence under this Agreement.

(c) At the Closing, Purchasers shall deliver $450,000 of the Purchase Price to Seller, to be disbursed as directed by Seller. Upon Seller filing the tax returns for the previous financial years, 2018, 2019 and 2020, Purchasers shall deliver the remaining $30,000 of the Purchase Price to Seller, to be disbursed as directed by Seller.

4. Representations and Warranties of Seller and the Executive. As an inducement to Purchasers to enter into this Agreement and to consummate the transactions contemplated herein, Seller and the Company, as applicable, represent and warrant to Purchasers, as of the date hereof and as of the Closing, as follows:

4.1 Authority. Seller has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with the terms hereof.

4.2 Ownership. Seller is the sole record and beneficial owner of the Shares, has good and marketable title to the Shares, free and clear of all Encumbrances (hereafter defined), other than applicable restrictions under applicable securities laws, and has full legal right and power to sell, transfer and deliver the Shares to Purchasers in accordance with this Agreement. “Encumbrances” means any liens, pledges, hypothecations, charges, adverse claims, options, preferential arrangements or restrictions of any kind, including, without limitation, any restriction of the use, voting, transfer, receipt of income or other exercise of any attributes of ownership. Upon the execution and delivery of this Agreement, Purchasers will receive good and marketable title to the Shares, free and clear of all Encumbrances, other than restrictions imposed pursuant to any applicable securities laws and regulations. There are no stockholders’ agreements, voting trust, proxies, options, rights of first refusal or any other agreements or understandings with respect to the Shares.

4.3 Valid Issuance. The Shares are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights.

4.4 No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which any of the Seller is a party or by which any is bound, or to which the Shares are subject; or (ii) any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to the Seller or the Shares.

4.5 No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by the Seller of any of the transactions on its part contemplated under this Agreement.

4.6 No Other Interest. Neither the Seller nor any of his affiliates has any interest, direct or indirect, in any shares of capital stock or other equity in the Company, other than the Shares.

4.7 Affiliate Status. The Seller is an “affiliate,” as defined in Rule 144(a), promulgated under Section 4(a)(1) of the Securities Act of 1933.

5. Representations and Warranties of Purchasers. As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated herein, Purchasers represents and warrants to Seller as follows:

5.1 Authority. Purchasers has the right, power, corporate authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligations of Purchasers, enforceable against Purchasers in accordance with the terms hereof.

5.2 No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by Purchasers of any of the transactions on its part contemplated under this Agreement.

5.3 No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which Purchasers is a party or by which he is bound; or (ii) any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to Purchasers.

5.4 Potential Loss of Investment. Purchasers understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

5.5 Receipt of Information. Purchasers has received all documents, records, books and other information pertaining to his investment that has been requested by Purchasers. Purchasers has reviewed all the publicly available information regarding the Company, prior to such date, which can be located on sec.gov, and State of Nevada Secretary of the State web site.

5.6 No Advertising. At no time was Purchasers presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

5.7 Investment Experience. Purchasers (either by herself or with her advisors) is (i) experienced in making investments of the kind described in this Agreement, (ii) able, by reason of her business and financial experience to protect her own interests in connection with the transactions described in this Agreement, and (iii) able to afford the entire loss of his or her investment in the Shares.

5.8 Investment Purposes. Purchasers is acquiring the restricted Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the amount of restricted Shares Purchasers is acquiring herein. Further, Purchasers does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the restricted Shares Purchasers is acquiring.

6. Indemnification.

6.1 Indemnification. Each party hereto shall jointly and severally indemnify and hold harmless the other party and such other party’s agents, beneficiaries, affiliates, representatives and their respective successors and assigns (collectively, the “Indemnified Persons”) from and against any and all damages, losses, liabilities, taxes and costs and expenses (including, without limitation, attorneys’ fees and costs) (collectively, “Losses”) resulting directly or indirectly from (a) any inaccuracy, misrepresentation, breach of warranty or nonfulfillment of any of the representations and warranties of such party in this Agreement or in the Reports, or any actions, omissions or statements of fact inconsistent with in any material respect any such representation or warranty, as limited by the knowledge qualifier(s) applicable thereto, and (b) any failure by such party to perform or comply with any agreement, covenant or obligation in this Agreement.

6.2 Tax Indemnification. Seller hereby agrees to indemnify Purchasers, and each of his agents, against any penalties, interest, loss, liability, claim, damage, or expense arising from the failure of the Company to timely file any federal or State tax returns (the “Tax Returns”) during the period that Seller was an officer or director of the Company and reasonable attorneys’ fees whatsoever reasonably incurred in investigating, preparing, or defending against any penalty, litigation, or claim, to which the Company may become subject arising out of or based on the Tax Returns, or lack thereof. The indemnification provided for in this paragraph shall survive for five (5) years following the Closing .

6.3 Survival. All representations, warranties, covenants and agreements of the parties contained herein or in any other certificate or document delivered pursuant hereto shall survive the date hereof until the expiration of the applicable statute of limitations.

7. Miscellaneous.

7.1 Further Assurances. From time to time, whether at or following the Closing, each party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

7.2 Notices. All notices or other communications required or permitted hereunder shall be in writing shall be deemed duly given (a) if by personal delivery, when so delivered, (b) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, or (c) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent to the addresses of the parties as indicated on the signature page hereto. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

7.3 Choice of Law; Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of NEVADA. The parties hereby submit to the jurisdiction of the courts of Clark County, NEVADA with respect to any legal proceedings arising from this Agreement.

7.4 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior and contemporaneous agreements, arrangements and understandings of the parties relating to the subject matter hereof. No representation, promise, inducement, waiver of rights, agreement or statement of intention has been made by any of the parties which is not expressly embodied in this Agreement.

7.5 Assignment. Each party’s rights and obligations under this Agreement shall not be assigned or delegated, by operation of law or otherwise, without the other party’s prior written consent, and any such assignment or attempted assignment shall be void, of no force or effect, and shall constitute a material default by such party.

7.6 Waivers. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or the breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other term, covenant, representation or warranty of this Agreement.

7.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.8 Severability. If any term, provisions, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

7.10 Interpretation. The parties agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Agreement therefore shall not be construed against a party or parties on the ground that such party or parties drafted or was more responsible for the drafting of any such provision(s). The parties further agree that they have each carefully read the terms and conditions of this Agreement, that they know and understand the contents and effect of this Agreement and that the legal effect of this Agreement has been fully explained to its satisfaction by counsel of its own choosing.

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IN WITNESS WHEREOF, the Parties have duly executed this Stock Purchase Agreement as of the date first above written.

SELLER

/s/ Peter Sohn
Name:	Peter Sohn
Address:	27 Baycliffe Road, Markham, ON, L3R 7T9

PURCHASER A

/s/ Ying Feng LAI
Name:	Ying Feng LAI

PURCHASER B

/s/ Wei TJONG
Name:	Wei TJONG

PURCHASER C

/s/ Pak Hong WAN
Name:	Pak Hong WAN

PURCHASER D

/s/ Johnathan Chung Hon CHOI
Name:	Johnathan Chung Hon CHOI

PURCHASER E

/s/ Chi Hung YEUNG
Name:	Chi Hung YEUNG

PURCHASER F

/s/ Hau Ming CHOW
Name:	Hau Ming CHOW

Exhibit A

Name of Purchaser		Number of shares acquired	Consideration

A.	Ying Feng LAI	60,480	$101,250

B.	Wei TJONG	189,040	$316,474

C.	Pak Hong WAN	9,300	$15,569

D.	Johnathan Chung Hon CHOI	9,300	$15,569

E.	Chi Hung YEUNG	9,300	$15,569

F.	Hau Ming CHOW	9,300	$15,569